UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, DC 20549

                                  FORM 8-K


                               CURRENT REPORT

                   Pursuant To Section 13 Or 15(d) Of
                   The Securities Exchange Act Of 1934


     Date of Report (Date of earliest event reported):  October 21, 2003
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                      CASCADE FINANCIAL CORPORATION
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          (Exact name of registrant as specified in its charter)

           Washington                  000-25286           91-1661954
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    (State of other jurisdiction      (Commission        (IRS Employer
         of incorporation)            File Number)      Identification No.)

                    2828 Colby Avenue, Everett, WA 98201
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         (Address of principal executive offices, including Zip Code)

       Registrant's telephone number, including area code: (425) 339-5500
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ITEM 7.  Financial Statements and Exhibits

(c)  Exhibit

99:  Press Release dated October 21, 2003

ITEM 12. Results of Operation and Financial Condition

     On October 21, 2003, the Corporation released earnings information for the third quarter ended September 30, 2003. A copy of the press release is furnished as Exhibit 99 to this Report.



                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:    October 21, 2003                   CASCADE FINANCIAL CORPORATION

                                             By:  /s/ Carol K. Nelson
                                                 ----------------------
                                                      Carol K. Nelson
                                                 Its: President and CEO